UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2007

Hi-Tech Wealth Inc.
(Exact name of registrant as specified in charter)
Nevada (State or Other Jurisdiction of Incorporation)	000-33483 (Commission File Number)	88-0496645 (I.R.S. Employer Identification No.)
Suite 1503, Sino Plaza, 255-257 Gloucester Road, Causeway Bay, Hong Kong (Address of Principal Executive Offices)		n/a (Zip Code)

Registrant’s telephone number, including area code: 852-2975-9809

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 15, 2007, Hi-Tech Wealth Inc. (“HTW” or the “Company”) completed the first tranche of a $10,000,000 financing through the issuance of $5,000,000 in aggregate principal amount of secured promissory notes (“Notes”) and warrants (“Warrants”) to purchase an aggregate of 1,500,000 shares of its common stock. HTW’s obligations under the Notes are guaranteed by Beihai Hi-Tech Wealth Technology Development Co. Ltd., one of HTW’s subsidiaries in the People’s Republic of China, and are initially secured by the pledge of 100% of the stock of Magical Insight Investments Limited, HTW’s sole direct subsidiary and the holding company of its operating subsidiaries in the PRC. The remaining $5,000,000 in aggregate principal amount of Notes will be issued upon the satisfaction of certain conditions relating to the provision of a security interest in intellectual property owned by one of its subsidiaries in the PRC. In the event such conditions have not been satisfied by November 12, 2007, the investors will no longer be obligated to purchase such second tranche of Notes. The Warrants are exercisable at any time prior to June 15, 2012 and enable the holder thereof to purchase shares of HTW’s common stock at an exercise price of $2.50 per share. Holders of the Notes are entitled to the protection of certain customary covenants, including negative covenants limiting HTW’s ability to incur additional secured indebtedness in excess of $1,000,000 above that outstanding on June 15, 2007 and prohibiting the payment of dividends on (or the repurchase of) shares of its common stock, and are entitled to participate in future financings by HTW, subject to certain conditions.

The Company has agreed to register the resale of the shares of common stock issuable upon exercise of the Warrants on any registration statement it files with the Securities and Exchange Commission (subject to customary exclusions). In connection with the financing, HTW is obligated to pay the placement agent in the offering a cash fee of $250,000.

The foregoing does not purport to be a full description of the parties’ rights and obligations under the Notes and the Warrants and the related agreements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 4.1	Form of Promissory Note

Exhibit 4.2	Common Stock Purchase Warrant dated as of June 15, 2007

Exhibit 4.3	Guaranty dated as of June 15, 2007 by Beihai Hi-Tech Wealth Technology Development Co. Ltd.

Exhibit 10.1	Form of Subscription Agreement dated as of June 15, 2007 by and among Hi-Tech Wealth Inc. and the investors listed on the signature pages thereto

Exhibit 10.2	Security Agreement dated as of June 15, 2007 by and among Hi-Tech Wealth and the investors named therein

Exhibit 10.3	Collateral Agent Agreement dated as of June 15, 2007 by and among Hi-Tech Wealth, Peter Benz as Collateral Agent and the investors named therein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HI-TECH WEALTH INC.

By:	/s/ Ma Qing
Name: Ma Qing Title: Chief Financial Officer

Dated: June 20, 2007